UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  July 31, 2011

Item 1. Report to Stockholders.

AKRE
CAPITAL MANAGEMENT, LLC

Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)

ANNUAL REPORT
July 31, 2011

Akre Focus Fund

Annual Letter to Fellow Shareholders

September 2011,

What do I believe is the issue most on the minds of our shareholders today?  I believe investors today are most concerned about the safety of their investments.  This makes sense in light of the very uncertain economic climate we are experiencing.  So the natural extension to that first question is “How can I know that my investments are indeed safe – not immune to fluctuation – but safe?”  My answer is that you are not likely to know for certain.  However, we believe that the better you understand our focused process of selecting investments, which brings a rigor and discipline to the portfolio, the greater confidence you will have in times of market uncertainty.  You are relying on Akre Capital Management and our responsibility is to help you better understand what we do and why we do it.

We believe that all investing is ultimately about rate of return.  At Akre Focus Fund, our explicit goal is to compound capital at an above average rate while incurring a below average risk. (Who wouldn’t want this?). When we speak of risk, we are not speaking of share price volatility.  Share price volatility provides us with opportunity.  When we speak of risk we are thinking about exposure to permanent loss of capital.

Naturally, investing in common stocks involves taking some risk.  It is however a risk we are all accustomed to taking, and rarely has it frightened us.  But we do get frightened periodically or at least become uneasy, as we did most recently in 2008 and early 2009. What I believe makes us queasy is the uncertainty surrounding the real value of our holdings. Again, having a better understanding of our rigorous investment process may help allay these fears.

What we can do is help you understand that our process has led us to invest in a small selection of what we believe are truly better than average businesses.  We will briefly describe to you that which we find interesting and attractive in an investment.  In our discussions about investment process we use a Three Legged Stool as our visual construct for defining what is important to us:

Leg One stands for the Business model. To that point, we are searching for very high quality businesses, those which have historically earned above average rates of return on the owner’s capital, and which we have concluded are likely to do so for some period of time.  Higher than average returns on capital most often indicate that something unusual and special is going on in the business.  We work very hard at identifying that “something special” and making judgments about its future ability to deliver above average returns on the owner’s capital.

Akre Focus Fund

Leg Two stands for the People model.  We are searching for managers who have demonstrated that they are “killers” at business execution, AND have demonstrated a history of always acting in the best interests of all shareholders. What we are aiming to do is align our interests with managers who treat public shareholders as partners, even though they do not know them.  We want to be confident that what happens at the company level can translate to the per share level.

Leg Three stands for the Reinvestment model.  Sometimes we call this the “glue” that holds an investment together.  Possibly the single most important decision that a business manager makes is exactly what to do with the excess cash that the business generates. The success of the reinvestment decision affects the share owner’s ability to compound his capital at an above average rate.  A significant internal rate of capital compounding at a business likely translates into a significant investment return for us over a long period of time.  We certainly favor those businesses and managers who demonstrate that they have the skill and opportunity to reinvest their excess capital at attractive above average rates.  As such, our ability to compound our capital is generally greater when an effective reinvestment scheme is at work than when the managers simply pay out the excess earnings. Hence we strongly favor businesses which have attractive reinvestment opportunities versus those which simply pay dividends.

When we identify a business with three solid “legs,” we work extremely hard to make certain that we are getting a bargain price at our entry point.  “Bargain price” is simply our way of defining what we are willing to pay. Simply put, we will not pay too much in relation to the free cash the business is likely to generate.

We construct our portfolios with a focused selection of such quality businesses. The characteristics of this collection of business are very attractive.  And we remain convinced as a matter of experience that these financial features do indeed reduce our level of risk.  The businesses we seek have:

a) higher returns on capital, and often higher growth rates;

b) stronger balance sheets, because of their strong  free cash generation;

c) lower valuations more often; and

d) greater reinvestment opportunities than the market in general.

We often refer to this group of businesses as our “compounding machines.”  It is this group of characteristics which enables us to understand and convey to you that our portfolio of businesses has been growing in real economic value per share. Of course there are exceptions, but as a broad generalization, this is what is in your portfolio.

Akre Focus Fund

In last year’s letter to shareholders we spent some time discussing our outlook for the economy as it relates to the business environment. When we started this portfolio on August 31, 2009, we started with 100% cash.  We have been deliberately prudent with our cash across the nearly two ensuing years.  During this past year ending July 31, 2011, our cash levels have come down from 22% to  13%.  This extra helping of cash has been a positive for shareholders.

Several shareholders have asked us about our above average cash holdings.  We have explained that it simply reflects our continuing cautious outlook, while also enabling us to take advantages of opportunities presented by this volatile market environment.  This discussion therefore leads us to our brief comment on the economic situation today.  We believe that the consumer continues to be constrained by employment issues, by diminished access to credit issues, and by higher food and energy prices among other things.  Because the consumer represents nearly 70% of our economy, we continue to believe that a rapid recovery is not likely.  This view remains unchanged from last year’s presentation. To wit, we are not back to “business as usual,” and likely will not be until our leaders take the tough actions necessary to right our ship.  Simple logic leads us to believe that such actions would involve both an increase in revenues as well as an important reduction in expenses at the Federal level.  Neither would prove ‘stimulative’ in the short run, although we believe it is the tough medicine we will need for the next decade.

And so, while external economic and political circumstances may be hard to deal with and even frightening on occasion, our portfolio of businesses that generally share these “Three Legged Stool” characteristics allow us to feel confident in our investment strategy and future returns. We know there are always exceptions, and we therefore speak of the portfolio holdings in a general sense.  However, despite all its “warts” the U.S. continues to be one of the most attractive places on this planet for individuals to achieve their dreams.  We look forward to better times.

Chuck Akre

Please see following page for important information.

Akre Focus Fund

In our continuing desire to communicate with our fellow shareholders, we’d like to invite you to a conference call, scheduled for November 16, 2011 at 4 PM Eastern Time.

On the call we will discuss our outlook, provide some more detail about our investments, and answer any questions you may have. We look forward to our chat on November 16th.

Akre Focus Fund Conference Call Information:
Date:	November 16, 2011
Time:	4:00 pm ET
Dial In:	(877) 509-7719
Conference ID:	10183650

We would appreciate having your questions in advance by email to questions@akrecapital.com by November 15, 2011, but will also take questions on the conference call.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in small- and medium-capitalization companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies.

Past performance is no guarantee of future results.

Free Cash Flow measures the cash generating capability of a company by adding noncash charges (e.g. depreciation) and interest expense to pretax income.

Return on Capital measures how effectively a company utilizes its net assets to generate revenue.

Akre Focus Fund

SECTOR ALLOCATION at July 31, 2011 (Unaudited)

Sector Allocation	Percent of Net Assets
Consumer Discretionary	42.7%
Financials	16.6%
Information Technology	15.5%
Cash & Equivalents*	13.2%
Telecommunication Services	9.2%
Health Care	2.8%
Total	100.0%

*  Includes other assets in excess of liabilities.

EXPENSE EXAMPLE For the Six Months Ended July 31, 2011 (Unaudited)

As a shareholder of the Akre Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 – July 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by

Akre Focus Fund

EXPENSE EXAMPLE For the Six Months Ended July 31, 2011 (Unaudited) (Continued)

the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	2/1/2011	7/31/2011	2/1/2011 – 7/31/2011*
Retail Class Actual	$1,000	$1,024	$7.28

Hypothetical (5% return
before expenses)	$1,000	$1,018	$7.25

Institutional Class Actual	$1,000	$1,025	$6.02

Hypothetical (5% return
before expenses)	$1,000	$1,019	$6.01

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.45% (reflecting fee recoupments in effect) for Retail Class shares and 1.20% (reflecting fee recoupments in effect) for Institutional Class shares, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Akre Focus Fund

Retail & Institutional Classes
Value of $10,000 vs. S&P 500® Index

Average Annual Returns		Since Inception
Periods Ended July 31, 2011	One Year	(8/31/2009)
Akre Focus Fund - Retail Class	17.73%	11.65%
Akre Focus Fund - Institutional Class	17.97%	11.93%
S&P 500® Index	19.65%	15.35%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Akre Focus Fund

Management Discussion of Performance

This discussion follows the mandate of the SEC, and relates to issues the Agency feels are important for us to share with our shareholders. In the following paragraphs we will discuss our investment returns for the period from August 1, 2010 to July 31, 2011, which is our fiscal year and our first full twelve month period.  We do not put as much emphasis on one year performance as the Agency’s directive indicates, as  we are truly focused on our ability to grow our capital over much longer time frames, such as five and ten year periods.

At the start of the fiscal year, 8/01/10, the portfolio had a cash balance of 22%.  At the end of the fiscal year, 7/31/11 the cash balance was 13%, a reduction of 9%.  This level of cash generally reflects our cautious outlook. We will always hold some level of cash in order to accommodate redemptions, an area about which we have no ability to predict.  Our guideline is that we do not want to be forced to sell positions in order to meet redemptions.

We had a great many positions in the portfolio which individually experienced significant price appreciation during our fiscal year.  Obviously, our portfolio positioning of these names affected their individual contribution to our return.  As a group, consumer discretionary issues contributed nearly 10% of our total return.  In that category the hierarchy of returns was as follows: Dollar Tree Inc., Ross Stores Inc., TJX Companies, O’Reilly Automotive Inc., and CarMax Inc. and Penn National Gaming, Inc. Our next best category was in information technology which contributed just over 4% to our total return. In this group our largest two contributors in order were MasterCard Inc., and FactSet Research Systems Inc. Our third largest group for performance was Telecommunications, where our holding in American Tower Corp. contributed just less than 1% of our total return. No other category stood out in performance.

Following our fiscal year end our cash balances have grown.  This extra measure of cash has been an important anchor against a volatile and generally declining market.

Akre Focus Fund

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The summary and statutory prospectuses contain this and other important information about the investment company and it may be obtained by calling (877) 862-9556 or visiting www.akrefund.com.  Read it carefully before investing.

The S&P 500® Index is an index of 500 large capitalization companies selected by Standard & Poor’s Corporation. One cannot invest directly in an index.

The SEC does not approve or disapprove of any securities.

Past performance is not a guarantee of future results.

Fund holdings are subject to change and are not recommendations to buy or sell any security. See the Schedule of Investments for the Fund holdings.

The Akre Focus Fund is distributed by Quasar Distributors, LLC.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at July 31, 2011

Shares		Value
COMMON STOCKS: 81.2%
Capital Markets: 4.8%
38,909	Diamond Hill
	Investment
	Group	$3,022,062
100,000	LPL Investment
	Holdings, Inc.*	3,305,000
400,000	TD Ameritrade
	Holding Corp.	7,344,000
		13,671,062
Consumer Finance: 0.6%
93,273	White River
	Capital, Inc.	1,783,380
Health Care Equipment
& Supplies: 1.5%
50,000	Becton, Dickinson
	and Company	4,180,500
Hotels, Restaurants & Leisure: 1.7%
117,250	Penn National
	Gaming, Inc.*	4,916,293
Insurance: 5.6%
40,000	Markel Corp.*	16,016,800
IT Services: 11.3%
13,595	Computer
	Services, Inc.	407,850
105,000	Mastercard, Inc.	31,841,250
		32,249,100
Life Sciences Tools & Services: 1.3%
50,000	Techne Corp.	3,789,500
Media: 6.4%
720,197	Lamar
	Advertising Co.*	18,336,215
Multiline Retail: 10.5%
452,000	Dollar Tree, Inc.*	29,935,960
Software: 4.2%
130,000	FactSet Research
	Systems, Inc.	11,971,700

Specialty Retail: 24.1%
400,000	CarMax, Inc.*	12,788,000
300,000	O’Reilly
	Automotive, Inc.*	17,850,000
345,000	Ross Stores, Inc.	26,140,650
220,000	The TJX
	Companies, Inc.	12,166,000
		68,944,650
Wireless Telecommunication
Services: 9.2%
500,000	American
	Tower Corp.*	26,265,000
TOTAL COMMON STOCKS
(Cost $182,304,287)		232,060,160
CONVERTIBLE
PREFERRED STOCK: 4.6%
Insurance: 4.6%
550,000	Hartford
	Financial Services
	Group, Inc.	13,090,000
TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $13,833,316)		13,090,000
TRUST & PARTNERSHIP: 1.0%
Real Estate Investment Trust: 1.0%
169,000	Annaly Capital
	Management, Inc.	2,835,820
TOTAL TRUST & PARTNERSHIP
(Cost $2,921,800)		2,835,820

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at July 31, 2011 (Continued)

Principal
Amount		Value
SHORT-TERM INVESTMENT: 5.2%
U.S. Government
Security: 5.2%
$15,000,000	U.S. Treasury Bills
	8/11/11, 0.02%	$14,999,979
TOTAL SHORT-TERM INVESTMENT
(Cost $14,999,979)		14,999,979
TOTAL INVESTMENTS
IN SECURITIES: 92.0%
(Cost $214,059,381)		262,985,959
Other Assets in Excess
of Liabilities: 8.0%		22,973,099
TOTAL NET ASSETS: 100.0%		$285,959,058

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF ASSETS AND LIABILITIES at July 31, 2011

ASSETS
Investments in securities, at value
(cost $214,059,381) (Note 2)	$262,985,959
Cash	5,894,142
Receivables:
Investment securities sold	19,425,019
Fund shares sold	872,198
Dividends and interest	35,750
Prepaid expenses	53,839
Total assets	289,266,907

LIABILITIES
Payables:
Investment securities purchased	2,674,127
Fund shares redeemed	201,354
Distribution fees	42,967
Shareholder servicing fees	34,093
Investment advisory fees	232,790
Administration fees	50,132
Fund accounting fees	16,673
Transfer agent fees	24,000
Custody fees	2,100
Chief Compliance Officer fees	2,375
Other accrued expenses	27,238
Total liabilities	3,307,849
NET ASSETS	$285,959,058

COMPONENTS OF NET ASSETS
Paid-in capital	$238,637,225
Undistributed net investment income	598,787
Accumulated net realized loss on investments	(2,203,532)
Net unrealized appreciation on investments	48,926,578
Net assets	$285,959,058
Retail Class:
Net assets	$207,245,564
Shares issued and outstanding (unlimited number
of shares authorized without par value)	16,782,067
Net asset value, offering price and redemption price per share	$12.35
Institutional Class:
Net assets	$78,713,494
Shares issued and outstanding (unlimited number
of shares authorized without par value)	6,343,027
Net asset value, offering price and redemption price per share	$12.41

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF OPERATIONS For the Year Ended July 31, 2011

INVESTMENT INCOME
Income
Dividends	$4,310,812
Interest	26,754
Total investment income	4,337,566

EXPENSES (Note 3)
Investment advisory fees	2,443,366
Distribution fees - Retail Class	467,448
Shareholder servicing fees	271,485
Administration fees	206,439
Transfer agent fees	115,798
Fund accounting fees	78,569
Registration fees	39,752
Reports to shareholders	25,011
Audit fees	22,400
Custody fees	13,841
Miscellaneous expenses	13,069
Chief Compliance Officer fees	9,750
Trustee fees	6,641
Legal fees	3,957
Insurance expense	1,566
Total expenses	3,719,092
Plus: prior year fees waived subject to recoupment	7,538
Net expenses	3,726,630
Net investment income	610,936

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,406,289)
Change in net unrealized appreciation on investments	39,972,386
Net realized and unrealized gain on investments	38,566,097
Net increase in net assets
resulting from operations	$39,177,033

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	July 31, 2011	July 31, 2010*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$610,936	$(1,479,019)
Net realized loss on investments	(1,406,289)	(809,392)
Change in unrealized
appreciation on investments	39,972,386	8,954,192
Net increase in net assets
resulting from operations	39,177,033	6,665,781

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived
from net change in outstanding
shares - Retail Class (a)	44,932,693	132,883,998
Net increase (decrease) in net assets
derived from net change in outstanding
shares - Institutional Class (a)	(6,108,575)	68,408,128
Total increase in net assets
from capital share transactions	38,824,118	201,292,126
Total increase in net assets	78,001,151	207,957,907

NET ASSETS
Beginning of year/period	207,957,907	—
End of year/period	$285,959,058	$207,957,907
Undistributed net investment income	$598,787	$—

* Fund commenced operations on August 31, 2009.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF CHANGES IN NET ASSETS (Continued)

(a) Summary of capital share transactions is as follows:
	Year Ended		Period Ended
	July 31, 2011		July 31, 2010*
Retail Class	Shares	Value	Shares	Value
Shares sold	10,087,301	$121,713,610	16,969,999	$173,014,911
Shares
redeemed (b)	(6,390,617)	(76,780,917)	(3,884,616)	(40,130,913)
Net increase	3,696,684	$44,932,693	13,085,383	$132,883,998
(b) Net of redemption fees of $7,196 and $7,381, respectively.
	Year Ended		Period Ended
	July 31, 2011		July 31, 2010*
Institutional Class	Shares	Value	Shares	Value
Shares sold	3,706,666	$43,556,445	9,535,989	$97,333,062
Shares
redeemed (c)	(4,079,394)	(49,665,020)	(2,820,234)	(28,924,934)
Net increase
(decrease)	(372,728)	$(6,108,575)	6,715,755	$68,408,128
(c) Net of redemption fees of $1,810 and $373, respectively.

*  Fund commenced operations on August 31, 2009.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

RETAIL CLASS
	Year Ended	Period Ended
	July 31, 2011	July 31, 2010*
Net asset value, beginning of year/period	$10.49	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.01 **	(0.08)
Net realized and unrealized
gain on investments	1.85	0.57
Total from investment operations	1.86	0.49
Paid-in capital from
redemption fees (Note 2)	0.00 #	0.00	#
Net asset value, end of year/period	$12.35	$10.49
Total return	17.73%	4.90%	^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$207.2	$137.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived/recouped	1.45%	1.50	%+
After fees waived/recouped	1.45%	1.49	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived/recouped	0.12%	(1.09	)%+
After fees waived/recouped	0.12%	(1.08	)%+
Portfolio turnover rate	25%	12	%^

*	Fund commenced operations on August 31, 2009.
**	Calculated based on the average number of shares outstanding.
#	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

INSTITUTIONAL CLASS
	Year Ended	Period Ended
	July 31, 2011	July 31, 2010*
Net asset value, beginning of year/period	$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.05 **	(0.06)
Net realized and unrealized
gain on investments	1.84	0.58
Total from investment operations	1.89	0.52
Paid-in capital from redemption fees (Note 2)	0.00 #	0.00	#
Net asset value, end of year/period	$12.41	$10.52
Total return	17.97%	5.20%	^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$78.7	$70.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived/recouped	1.20%	1.25	%+
After fees waived/recouped	1.20%	1.24	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived/recouped	0.46%	(0.84	)%+
After fees waived/recouped	0.46%	(0.83	)%+
Portfolio turnover rate	25%	12	%^

*	Fundcommenced operations on August 31, 2009.
**	Calculated based on the average number of shares outstanding.
#	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011

NOTE 1 – ORGANIZATION

Akre Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on August 31, 2009.

The Fund offers Retail and Institutional Class shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S.

Akre Focus Fund

options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At July 31, 2011, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2011:

	Level 1	Level 2	Level 3	Total
Common
Stocks^	$232,060,160	$—	$—	$232,060,160
Convertible
Preferred Stock^	13,090,000	—	—	13,090,000
Trust &
Partnership^	2,835,820	—	—	2,835,820
Short-Term
Investment	—	14,999,979	—	14,999,979
Total
Investments
in Securities	$247,985,980	$14,999,979	$—	$262,985,959

^  See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Level 1 or 2 during the year ended July 31, 2011 for the Fund.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  The Fund’s post-October capital losses are $1,124,627.  At July 31, 2011, the Fund had capital loss carryforwards available for federal income tax purposes of $1,078,095 which expire in 2019, to offset future gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions taken on returns filed for open tax years (2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011 (Continued)

E.
Options Contracts.  The Fund may purchase call and put options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011 (Continued)

offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended July 31, 2011, the undistributed net investment income was decreased $12,149 and accumulated net realized loss was decreased $12,149.  Net assets were not affected by the change.

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

K.
New Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011 (Continued)

require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

L.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Akre Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011 (Continued)

most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund. For the year ended July 31, 2011, the Fund incurred $2,443,366 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.24% and 1.49% for the Institutional Class and Retail Class shares, respectively, of each Class’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended July 31, 2011, the advisor recouped $7,538 in fees waived. As of July 31, 2011 the Advisor has recouped all eligible fees previously waived.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended July 31, 2011 the Fund incurred $206,439 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended July 31, 2011, the Fund was allocated $9,750 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Retail Class shares and a Shareholder Servicing Plan on behalf of both the Institutional and Retail Classes.  The Distribution Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares.  No distribution fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2011 (Continued)

distribution activities, or shareholder servicing activities. Under the Shareholder Servicing Plan, each Class is authorized to pay the Advisor an annual shareholder servicing fee of up to 0.10% of each Class’s average daily net assets.  The Advisor uses this fee to finance certain activities related to servicing and maintaining shareholder accounts.  For the year ended July 31, 2011, the Fund incurred distribution fees of $467,448 and shareholder servicing fees of $271,485.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2011, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $99,935,928 and $54,419,924, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended July 31, 2011.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

Distributions were not made by the Akre Focus Fund for the year ended July 31, 2011 and the period ended July 31, 2010.

As of July 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$214,059,381
Gross tax unrealized appreciation	52,085,079
Gross tax unrealized depreciation	(3,158,501)
Net tax unrealized appreciation	$48,926,578
Undistributed ordinary income	598,787
Undistributed long-term capital gain	—
Total distributable earnings	598,787
Other accumulated losses	(2,203,532)
Total accumulated losses	$47,321,833

Akre Focus Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Akre Focus Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Akre Focus Fund, a series of Professionally Managed Portfolios, as of July 31, 2011 and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period August 31, 2009 (commencement of operations) to July 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Akre Focus Fund as of July 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and the period August 31, 2009 (commencement of operations) to July 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 26, 2011

Akre Focus Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee; PNC
(born 1943)	and	Term;	Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(administrative,
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Akre Focus Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive		The University
Fund Services, LLC		May 1991.	Officer, Rockefeller		of Virginia Law
2020 E. Financial Way			Trust Co., (prior		School
Suite 100			thereto Senior Vice		Foundation.
Glendora, CA 91741			President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly, President
2020 E. Financial Way			and Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers Funds;
Fund Services, LLC		May 1991.	President, Investment		Trustee,
2020 E. Financial Way			Company		AMG Funds,
Suite 100			Administration,		Aston Funds;
Glendora, CA 91741			LLC (mutual fund		Advisory Board
			administrator).		Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

Akre Focus Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held
Officers of the Trust
Eric W. Falkeis	President	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Chief Financial
Fund Services, LLC		January	Officer (and other
615 East Michigan St.		2011.	positions), U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
LLC, since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		November	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		February	Bancorp Fund Services,
2020 E. Financial Way		2008	LLC, since July 2007;
Suite 100			formerly Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

Donna Barrette	Chief	Indefinite	Vice President	Not	Not
(born 1966)	Compli-	Term:	and Compliance	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	Officer, U.S.
Fund Services, LLC	Officer	July 2011.	Bancorp Fund
615 East Michigan St.	Anti-	Indefinite	Services, LLC
Milwaukee, WI 53202	Money	Term:	since August 2004.
	Laundering	Since
	Officer	July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes.

Akre Focus Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 862-9556.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling (877) 862-9556.  The Fund discloses its quarter-end portfolio holdings on its website at www.akrefund.com within 60 business days after the quarter-end. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at (877) 862-9556 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Akre Focus Fund

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report.

(This Page Intentionally Left Blank.)

Investment Advisor
AKRE CAPITAL MANAGEMENT, LLC
2 West Marshall Street
Post Office Box 998
Middleburg, VA 20118-0998

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL HASTINGS LLP
75 E. 55th Street, Floor 15
New York, NY 10022

Akre Focus Fund
	Ticker	CUSIP
Retail Class Shares	AKREX	742935117
Institutional Class Shares	AKRIX	742935125

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2011	FYE 7/31/2010
Audit Fees	$18,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2011	FYE 7/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2011	FYE 7/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date      9/27/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     9/27/11

By (Signature and Title)*                    /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     9/26/11

* Print the name and title of each signing officer under his or her signature.